UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 21, 2022

AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-55456	46-3914127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way, Suite 174, Fishers Indiana, 46038

 (Address of principal executive offices)

(606) 637-3740

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

On October 21, 2022, American Resources Corporation’s (“American Resources” or the “Company”) and HG Ventures LLC, the corporate venture arm of The Heritage Group (collectively “Heritage”) entered into a Sales Purchase Agreement whereby Heritage agreed to sell all of its 7.5% ownership and interest in the Company’s subsidiary, ReElement Technologies LLC (formerly American Rare Earth LLC) (“ReElement”)and its Warrant to purchase an additional Membership Interest in ReElement, entered into on January 10, 2022 and filed with the Securities and Exchange Commission on Form 8-K on January 14, 2022, to American Resources for an undisclosed consideration paid by American Resources Corporation to HG Ventures LLC. Additionally and simultaneously, American Resources and HG Ventures mutually agreed to terminate their Collaboration Agreement (the “Termination Agreement” and collectively the “Agreements”) also established and entered into on January 10, 2022 and filed with the Securities and Exchange Commission on Form 8-K on January 14, 2022.

Pursuant to the Agreements, ReElement Technologies LLC becomes a wholly owned subsidiary of American Resources Corporation. The Agreements were mutually entered into in good faith and without discord based on ReElement’s entrance into battery preprocessing, including the shredding of end of life batteries and manufacturing waste business line. The Agreements are effective as of October 21, 2022.

The foregoing description of the Agreements do not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreements, which is filed as Exhibits hereto.

Item 8.01 Other Events.

On October 27, 2022 American Resources issued a press release providing an update on its strategic review to enhance shareholder value.

The information presented in Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description
1.1	Termination and Sales-Purchase Agreement between American Rare Earth LLC and HG Ventures LLC
99.1	Press Release Dated October 27, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: October 27, 2022	By	/s/ Mark C. Jensen
Mark C. Jensen Chief Executive Officer

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